Exhibit 10.1

AMENDMENT #2 TO THE PROMISSORY NOTE

ISSUED ON APRIL 12, 2022

THIS  AMENDMENT #1 to the Note (as defined below) (the “Amendment”) is entered into as of September 18, 2023 (the “Effective Date”), by and between BETTER FOR YOU WELLNESS, INC., a Nevada corporation (the “Company”), and MAST HILL FUND, L.P., a Delaware limited partnership (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.  The Company and Holder are the parties to that certain promissory note originally issued by the Company to the Holder on April 12, 2022, in the original principal amount of $310,000.00 (as amended from time to time, the “Note”); and

B.	The Parties entered into that certain amendment #1 to the Note on or around October 11, 2022; and

C.	The Parties desire to further amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.         The outstanding principal balance of the Note shall be increased by $40,891.28 on the Effective Date.  Accordingly, the outstanding balance of the Note after the aforementioned increase shall equal $408,916.46 as of the Effective Date, consisting of $350,891.28 of principal and $58,025.18 of accrued interest.

2.         The Interest Rate (as defined in the Note) shall be increased to eighteen percent (18%) as of the Effective Date.

3.         The Maturity Date (as defined in the Note) shall be extended to September 13, 2024.

4.         This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note.  Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

BETTER FOR YOU WELLNESS, INC.

MAST HILL FUND, L.P.

By:	/s/ Ian James	By:	/s/ Patrick Hassani
Name: Ian James		Name: Patrick Hassani
Title: Chief Executive Officer		Title: Chief Investment Officer